                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        AMERICAN STONE INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2003

To Our Stockholders:

     The Annual Meeting of Stockholders of American Stone Industries, Inc. (the "Company") will be held at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio, on Wednesday, April 23, 2003, at 11:30 a.m., local time, to:

          (1) Elect seven Directors, each to serve for a term of one year; and

          (2) Transact such other business as may properly come before the meeting.

     Only those holders of Common Stock of record at the close of business on March 12, 2003 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Michael J. Meier
                                          Michael J. Meier
                                          Secretary

March 19, 2003

     The Company's Annual Report for the year ended December 31, 2002 is enclosed. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Please sign, date and return your proxy card in the return envelope provided as soon as possible. This will not prevent you from voting your shares in person if you are present at the Annual Meeting.

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2003

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Stone Industries, Inc. ("American Stone" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 23, 2003, at 11:30 a.m., local time, at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio (the "Annual Meeting") and at any adjournment or postponement thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained therein, if it is returned duly executed and is not revoked before it is voted. If no choice is specified on the proxy it will be voted FOR the election of the seven nominees for Director named herein. Any stockholder giving a proxy pursuant to this solicitation may revoke it by giving written notice to the Secretary of the Company at any time prior to its exercise, by voting in person at the Annual Meeting or by submission of a duly executed proxy bearing a later date.

     This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about March 19, 2003.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on March 12, 2003. On that date, 1,939,169 shares of Common Stock were outstanding and entitled to vote. The Company has no other voting securities outstanding.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. The holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The inspectors of election intend to treat properly executed proxies that are marked, with respect to election of Directors, as "vote withheld" or, with respect to any other proposals, "abstain," as shares present for purposes of determining whether a quorum is present. Likewise, broker non-votes will be counted in determining a quorum.

     The seven nominees for Director receiving the greatest number of votes will be elected. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     In voting on matters other than the election of Directors, proposals will be decided by the vote of holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting on such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any proposal requiring the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote.

                             ELECTION OF DIRECTORS

     Under the Company's Bylaws adopted by the stockholders on November 22, 1996, the authorized number of Directors of the Company shall be not less than three, nor more than seven, as may be fixed from time to time by resolution of the Board of Directors, and each Director shall be elected or designated to serve and hold office until the next Annual Meeting of Stockholders. Jacquita K. Hauserman has chosen not to stand for re-election as a Director of the Company. The Board of Directors has fixed the number of Directors at seven beginning with the Annual Meeting of Stockholders to be held in 2003. All of the current Directors of the Company other than Ms. Hauserman have been nominated to be re-elected for one-year terms. Unless otherwise specified, all duly executed proxies will be voted FOR the election of the nominees named below. The persons designated as proxies, however, reserve full discretion to cast votes for other persons if any nominee is unable to serve. All nominees have indicated their willingness to serve as Directors, if elected, and the Company has no reason to believe they will be unable to serve.

     Information about the Director nominees is set forth in the following paragraphs.

DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2004

Enzo Costantino................  Mr. Costantino has served as Treasurer of the Company and as
Age 41                           a Director since 1996. He has been Secretary and Treasurer
Director since 1996              of Terrazzo, Mosaic & Tile Company, Ltd. since 1994.
                                 Terrazzo, Mosaic & Tile, located in Toronto, Ontario, is a subcontractor for all types of hard and soft commercial
                                 surfaces. Prior to joining Terrazzo, Mosaic & Tile, Mr.
                                 Costantino was the controller of Daicon Contractors, a
                                 general contractor located in Toronto, Ontario, from 1989 to
                                 1994, and the cost accounting manager for Canada Packers, a meat processor located in Toronto, Ontario, from 1983 to
                                 1989.

Glen Gasparini.................  Mr. Gasparini has served as a Director since 1995 and was
Age 50                           President and Chief Executive Officer of the Company from
Director since 1995              1995 to 1997. He has been President of Terrazzo, Mosaic &
                                 Tile Company, Ltd. since 1975.

Michael J. Meier...............  Mr. Meier has served as Secretary of the Company and as a
Age 48                           Director since 1996. He has been Director of Finance,
Director since 1996              Elastomers and Performance Additives since September 2002
                                 and from May 1999 until December 2002 he was Director of
                                 Finance, Specialty Resins and Formulators, of PolyOne
                                 Corporation (NYSE: POL). PolyOne Corporation, with 2002
                                 revenues of $2.5 billion, is an international polymer
                                 services company with headquarters in Cleveland, Ohio. He
                                 was previously Vice-President of Finance, Chief Financial
                                 Officer, Secretary and Treasurer of Defiance, Inc. (Nasdaq
                                 NM: DEFI) from 1990 until February 1999. Defiance, a
                                 supplier of products and services to the U.S. transportation industry, was purchased by General Chemical Group, Inc.
                                 (NYSE: GCG) in February 1999.


Timothy I. Panzica.............  Mr. Panzica has served as a Director of the Company since
Age 47                           1996. He has been Executive Vice-President of Panzica
Director since 1996              Construction Company since 1981. Panzica Construction
                                 Company, a 47 year old firm located in Cleveland, Ohio, is a full service construction management/general contracting
                                 organization with expertise in all aspects of commercial
                                 construction. Panzica Construction Company is part of the
                                 Panzica Group of companies, which specializes in real estate development, design/build, and property management.

Thomas H. Roulston II..........  Mr. Roulston has served as Chairman of the Board of the
Age 69                           Company and as a Director since 1996. Since February 1994,
Director since 1996              he has been the Chairman of the Board of MJM Industries, a privately-held manufacturer. He founded Roulston & Company,
                                 Inc. in 1963 and was its Chairman from 1963 to 2000.
                                 Roulston & Company was a registered investment adviser
                                 located in Cleveland, Ohio. Mr. Roulston was also Chairman of the Board of Directors of Defiance, Inc. (Nasdaq NM:
                                 DEFI) through February 1999. Defiance, a supplier of tooling systems, testing services, specialty anti-friction bearings and precision-machined products to the U.S. transportation industry, with headquarters in Cleveland, Ohio, was
                                 purchased by General Chemical Group, Inc. (NYSE: GCG) in
                                 February 1999. Mr. Roulston is also a Director of several
                                 privately-held companies.

Louis Stokes...................  Mr. Stokes has served as a Director of the Company since
Age 78                           January 1999. From 1969 to 1999, Mr. Stokes served as a
Director since 1999              Congressman in the United States House of Representatives.
                                 In February 1999, Mr. Stokes took a position as senior
                                 counsel at Squire, Sanders & Dempsey, a Cleveland-based law firm, and joined the faculty of the Mandel School of Applied
                                 Social Sciences at the Case Western Reserve University. Mr.
                                 Stokes is also a Director of Forest City Enterprises, Inc.
                                 (NYSE: FCEa)

John R. Male...................  Mr. Male has been with Park View Federal Savings Bank (the
Age 54                           "Bank") since 1971, and was named President and Chief
Director since 2002              Executive Officer of the Bank in 1986. He was named
                                 President of PVF Capital Corp. (Nasdaq: PVFC) upon its
                                 organization as a holding company for the Bank in 1994. Mr.
                                 Male was named Chairman of the Board of Directors and Chief
                                 Executive Officer of PVF Capital Corp. and the Bank in
                                 October 2000. Mr. Male also serves in various public service and charitable organizations.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee, established in September 1996 and consisting entirely of non-employee Directors, met once in fiscal 2002. The committee reviews the external audit plan and activities, the Company's annual financial statements and the Company's system of internal and financial controls. The committee also reviews all significant fees for audit, audit-related and nonaudit services provided by the independent auditors and recommends the annual selection of independent auditors to the Board. Members of the Audit Committee are Michael J. Meier (Chairman) and Enzo Costantino. Each of the members of the Audit Committee is independent, as defined under Nasdaq listing standards.

     The Compensation Committee, established in September 1996 and consisting entirely of non-employee Directors, met once in fiscal 2002. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors. Members of the Compensation Committee are Timothy
I. Panzica (Chairman), Jacquita K. Hauserman and Thomas H. Roulston II.

     The Executive Committee, established in September 1996 and consisting entirely of non-employee Directors, met once in fiscal 2002. The committee acts upon matters requiring Board action during the intervals between Board meetings and includes all the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. Members of the Executive Committee are Thomas H. Roulston II (Chairman) and Glen Gasparini.

ATTENDANCE AT MEETINGS

     The Board of Directors of the Company met eleven times during fiscal 2002. During fiscal 2002 each Director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he or she served, except Mr. Gasparini, who attended seven meetings and Mr. Male, who attended eight meetings.

COMPENSATION OF DIRECTORS

     No Directors' fees are paid to Directors. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their services as Directors.

     On June 24, 1998, the stockholders approved the American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan (the "Non-Employee Option Plan"). Under this plan, each non-employee Director automatically receives an option to purchase 1,500 shares of Common Stock on the date of each annual meeting of stockholders in which the Director is elected or re-elected to the Board of Directors. In addition, each Director receives an option to purchase 150 shares of Common Stock for each Board or committee meeting attended. The Chairman of the Board receives twice the number of options as the other Directors. Each option is granted at the fair market value of the Common Stock on the date of grant and expires on the fifth anniversary of the date of grant. All options granted are non-qualified stock options for federal income tax purposes. On February 19, 2003, the Board of Directors unanimously approved amending the Non-Employee Option Plan to extend the terms of all options granted under the Non-Employee Option Plan that were outstanding prior to the Board meeting on February 19, 2003 for an additional three years. The number of options subject to this amendment is 110,954 at a weighted average exercise price of $5.86.

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors.

     Management has the primary responsibility for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee monitors these processes.

     In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America.

     In addition, the independent auditors provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), related to the auditors' independence. The Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with the Company's financial management and independent auditors the overall scope and plans for the audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee considered other areas of its oversight relating to the financial reporting process that it determined appropriate.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                AUDIT COMMITTEE

                           Michael J. Meier, Chairman
                                Enzo Costantino

                             AUDIT AND RELATED FEES

AUDIT FEES

     The aggregate fees billed by Hobe & Lucas for professional services for the audit of the Company's annual consolidated financial statements and the review of the consolidated financial statements included in the Company's Forms 10-QSB were $21,221 for fiscal year 2001 and $25,880 for fiscal year 2002.

TAX FEES

     The aggregate fees billed to the Company for tax compliance services rendered by Hobe & Lucas were $6,000 for fiscal year 2001 and $6,000 for fiscal year 2002. The Audit Committee has determined that the provision of these services is compatible with maintaining the independence of Hobe & Lucas.

ALL OTHER FEES

     None.

                             COMMON STOCK OWNERSHIP

                      BENEFICIAL OWNERSHIP OF STOCKHOLDERS
                         OWNING MORE THAN FIVE PERCENT

     The following table sets forth beneficial owners known to the Company of more than five percent of the Company's outstanding Common Stock as of February 28, 2003. All information with respect to beneficial ownership has been furnished by the respective five percent beneficial holder.

NAME AND ADDRESS OF                                         NUMBER OF SHARES     PERCENT OF
BENEFICIAL OWNER                                           BENEFICIALLY OWNED   TOTAL SHARES
-------------------                                        ------------------   ------------
Roulston Ventures Limited Partnership(1).................        490,000(2)         25.3%
1200 East Street
Fairport Harbor, Ohio 44077

Roulston Venture Capital, L.P.(3)........................        260,000(4)         13.4%
1200 East Street
Fairport Harbor, Ohio 44077

TMT Masonry, Ltd.(5).....................................        300,000            15.5%
900 Keele Street
Toronto, Ontario, Canada M6N 3E7

---------------

(1) Mr. Thomas H. Roulston II, Director and Chairman of the Board of the Company, is a general partner and 9% owner of Roulston Ventures Limited Partnership. Refer to the table regarding Directors and executive officers for detail.

(2) Includes 30,000 shares of Common Stock that are issuable upon conversion of a convertible subordinated note in the principal amount of $150,000 at a conversion rate of $5.00 per share.

(3) Mr. Thomas H. Roulston II, Director and Chairman of the Board of the Company, is a general partner and 10% owner of Roulston Venture Capital, L.P. Refer to the table regarding Directors and executive officers for detail.

(4) Includes 60,000 shares of Common Stock that are issuable upon conversion of a convertible subordinated note in the principal amount of $300,000 at a conversion rate of $5.00 per share.

(5) Mr. Glen Gasparini, a Director of the Company, is President and 75% shareholder of TMT Masonry, Ltd. Refer to the table regarding Directors and executive officers for detail.

            BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Common Stock beneficially owned as of February 28, 2003 by each Director and executive officer of the Company and any person who was the Chief Executive Officer of the Company during 2002. All information with respect to beneficial ownership has been furnished by the respective Director or executive officer. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

NAME AND ADDRESS OF                                      NUMBER OF SHARES       PERCENT OF
BENEFICIAL OWNER(1)                                     BENEFICIALLY OWNED    TOTAL SHARES(2)
-------------------                                     ------------------    ---------------
Thomas H. Roulston II.................................        917,600(3)           47.3%
Glen Gasparini........................................        316,020(4)           16.2%
Timothy I. Panzica....................................         16,300(5)              *
Michael J. Meier......................................         12,259(6)              *
Enzo Costantino.......................................         13,700(7)              *
Jacquita K. Hauserman.................................         14,150(8)              *
Louis Stokes..........................................         11,847(9)              *
Russell Ciphers, Sr...................................              0                 *
John R. Male..........................................         21,625(10)           1.1%
James M. Rallo........................................              0                 *
All Directors and executive officers as a group (10
  persons)............................................      1,323,501(11)          68.3%

---------------

  * Represents less than 1%.

 (1) The address of each beneficial owner is c/o American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

 (2) Based on 1,939,169 shares of Common Stock outstanding on February 28, 2003, adjusted for shares subject to options exercisable within 60 days following February 28, 2003 held either by the named individuals or by the group as a whole.

 (3) Includes 10,000 shares held by Mr. Roulston's wife. Mr. Roulston disclaims beneficial ownership of these shares. Shares of Common Stock beneficially owned by Mr. Roulston also include 490,000 shares held by Roulston Ventures Limited Partnership, of which Mr. Roulston is a general partner and 9% owner and 260,000 shares held by Roulston Venture Capital, L.P. of which Mr. Roulston is a general partner and 10% owner. Refer to the table regarding stockholders owning more than 5% for detail. Mr. Roulston's wife is also a 9% owner of Roulston Ventures Limited Partnership. Mr. Roulston has sole voting and investment power of Roulston Ventures Limited Partnership and Roulston Venture Capital, L.P. in a fiduciary capacity. Also includes options, exercisable within 60 days of February 28, 2003, to purchase 117,600 shares.

 (4) Shares of Common Stock beneficially owned by Mr. Gasparini include 300,000 shares held by TMT Masonry, Ltd., of which Mr. Gasparini is President and a 75% shareholder and 4,170 shares held by Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder. Also includes options, exercisable within 60 days of February 28, 2003, to purchase 11,850 shares.

 (5) Includes options, exercisable within 60 days of February 28, 2003, to purchase 14,100 shares.

 (6) Includes options, exercisable within 60 days of February 28, 2003, to purchase 8,954 shares.

 (7) Includes options, exercisable within 60 days of February 28, 2003, to purchase 13,200 shares.

 (8) Includes options, exercisable within 60 days of February 28, 2003, to purchase 13,650 shares.

 (9) Includes options, exercisable within 60 days of February 28, 2003, to purchase 11,100 shares.

(10) Includes options, exercisable within 60 days of February 28, 2003, to purchase 1,650 shares.

(11) Includes options, exercisable within 60 days of February 28, 2003 to purchase 192,104 shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation for the years ended December 31, 2002, 2001 and 2000 for the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officers received compensation whose annual salary and bonus exceeded $100,000 during that year.

                                                                         LONG TERM
                                                                        COMPENSATION
                                                                        ------------
                                                                           AWARDS
                                        ANNUAL COMPENSATION             ------------
                               --------------------------------------    SECURITIES
                                                         OTHER ANNUAL    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY    BONUS   COMPENSATION     OPTIONS      COMPENSATION
---------------------------    ----   --------   -----   ------------   ------------   ------------
James M. Rallo(1)............  2002   $ 85,678    --         --             --             --
  President and                2001   $118,000    --         --             --             --
  Chief Executive Officer      2000   $108,000    --         --             --             --
Russell Ciphers, Sr.(2)......  2002   $ 30,000    --         --             --             --
  President and
  Chief Executive Officer

---------------

(1) Mr. Rallo became President and Chief Executive Officer on August 18, 1999 and served until October 2, 2002.

(2) Mr. Ciphers became President and Chief Executive Officer on October 23,
    2002.

     Neither of the Named Executive Officers received personal benefits or perquisites during fiscal 2002, 2001 or 2000 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

OPTION GRANTS IN LAST FISCAL YEAR

     No stock options were granted to the Named Executive Officers during fiscal 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table summarizes options that were exercised during fiscal 2002 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF IN-THE-MONEY
                                                            OPTIONS AT FISCAL             OPTIONS AT FISCAL
                                                               YEAR-END(#)                   YEAR-END($)
                       SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
NAME                   ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   -----------   -----------   -------------   -----------   -------------
James M. Rallo.......         0              --             0              0              0              0
Russell Ciphers,
  Sr.................         0              --             0              0              0              0

PENSION AND RETIREMENT PLANS

     The Company does not have a pension or retirement plan.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company does not have any agreements regarding employment and does not have any change-in-control arrangements.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

     No Director has any family relationship to any other Director of the Company.

     On November 22, 1996, TMT Masonry, Ltd. ("TMT"), Roulston Ventures Limited Partnership ("Roulston Ventures") and the Company entered into a Share Purchase Option Agreement ("Agreement"). Pursuant to the terms of the Agreement, in the event that TMT or Roulston Ventures intends to sell all or any part of their shares of Common Stock of the Company, the selling party shall first offer to the Company the opportunity to purchase such shares and, in the event that the Company declines to purchase such shares, shall offer such shares to the other party to the Agreement. Upon tender, the Company has 15 days within which to accept the offer before the shares will be made available to the other party to the Agreement. In the event that neither the Company nor the other party buys the shares, they may be sold to a third party.

     Effective as of October 1, 2002, Roulston Ventures renewed a loan to the Company in the principal amount of $150,000 under a 6% convertible subordinated note, due October 1, 2004. Interest is payable quarterly and the principal is due at maturity. Roulston Ventures has the right to convert the note, or any portion thereof, into Common Stock during the term of the note at the price of $5.00 per share, which represents the fair market value per share of Common Stock as estimated by the Board of Directors of the Company based on a review of bid, ask and close prices during recent periods. This note is subordinated to all senior bank debt and was approved on October 23, 2002 by unanimous vote of the Board of Directors of the Company with Mr. Roulston abstaining from the vote. In addition, effective as of October 1, 2002, Roulston Venture Capital, L.P. loaned the Company $300,000 under a 6% convertible subordinated note due October 1, 2005. Interest is payable quarterly and the principal is due at maturity. Roulston Venture Capital, L.P. has the right to convert the note, or any portion thereof, into Common Stock during the term of the note at the price of $5.00 per share, which represents the fair market value per share of Common Stock as estimated by the Board of Directors of the Company based on a review of bid, ask and close prices during recent periods. This note is subordinated to all senior bank debt and was approved on October 23, 2002 by unanimous vote of the Board of Directors of the Company with Mr. Roulston abstaining from the vote.

     On December 18, 2002, American Stone Corporation, a wholly-owned subsidiary of the Company, purchased approximately 150 acres of property adjacent to the Company in the Township and Village of South Amherst, Lorain County, Ohio from Amherst Quarry, Inc., P.O. Box 1072, Amherst, Ohio 44001 for the purchase price of $500,000. The purchase price was determined by an independent third party appraiser. Mr. Gasparini and Mr. Costantino are holders of 60% and 20%, respectively, of the shares of Amherst Quarry, Inc. American Stone Corporation delivered a promissory note to Amherst Quarry, Inc. for the full purchase price bearing interest at the rate of 4.5% per annum with all outstanding interest and principal due and payable in a single lump-sum installment on November 21, 2007. In addition, upon the note's expiration, or if during the term of the note any part of the property is sold to a third party, American Stone Corporation is obligated to pay Amherst Quarry, Inc. on the maturity date 50% of the difference between the fair market value of the property and the purchase price of $500,000. The note is secured by a mortgage deed executed by American Stone Corporation in favor of Amherst Quarry, Inc. granting a mortgage lien upon the property. The transaction was approved on November 20, 2002 by unanimous vote of the Board of Directors of the Company with Mr. Gasparini and Mr. Costantino abstaining from the vote.

     The Company has adopted a policy whereby in the event that management recommends the Company, or any of its subsidiaries, enter into any business transactions with a related party, such transactions will be reviewed by a majority of the Board who are independent. In addition, if a Director is affiliated with the subject related party, that Director will abstain from voting on any such proposal.

NOMINATION OF DIRECTORS

     The Board considers suitable candidates for membership on the Board from time to time, and will consider nominees recommended by stockholders. Stockholders wishing to submit a recommendation should write to the Board in care of Mr. Thomas H. Roulston II, Chairman of the Board, American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and greater than ten percent stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such filings. As a result of changes in the filing requirements under Section 16(a) of the Exchange Act which became effective August 29, 2002 as a result of the Sarbanes-Oxley Act of 2002, each of the Directors of the Company, except Mr. Michael J. Meier, filed on an untimely basis a report for disclosing the grant of options on September 18, 2002. Based solely on its review of copies of reports furnished to the Company and, where applicable, any written representation that no reports were required, the Company believes during fiscal 2002 all other Section 16(a) filing requirements were met.

                            INDEPENDENT ACCOUNTANTS

     The firm of Hobe & Lucas served as independent accountants for the Company for the fiscal year ended December 31, 2002, and have been named as such for the current fiscal year. Representatives of Hobe & Lucas are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

     The Company expects to solicit proxies primarily by mail, but Directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians to their principals.

                STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING

     Stockholder proposals to be presented at the 2004 Annual Meeting, which is expected to be held in April, 2004, must be received by the Corporate Secretary for inclusion in the Company's Proxy Statement and form of proxy by November 19, 2003. To be eligible for inclusion in the 2004 proxy materials, such proposal must conform to the requirements set forth in Regulation 14A promulgated under the Exchange Act.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy according to their best judgment on such matters insofar as the proxies are not limited to the contrary.

     Upon the receipt of a written request from any stockholder entitled to vote at the Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the record date for determination of stockholders entitled to vote at the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-KSB should be directed to: Michael J. Meier, Secretary, American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          /s/ Michael J. Meier
                                          Michael J. Meier
                                          Secretary

March 19, 2003

                        AMERICAN STONE INDUSTRIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of American Stone Industries, Inc. (the "Company") hereby appoints Thomas H. Roulston II and Glen Gasparini the proxies of the undersigned to vote the shares of Common Stock of the undersigned at the 2003 Annual Meeting of Stockholders of the Company to be held at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio on Wednesday, April 23, 2003, at 11:30 a.m., local time, and at any adjournment thereof upon the following:

       THE BOARD OF DIRECTORS RECOMMENDS VOTES BE CAST FOR ALL NOMINEES.

(1) ELECTION OF DIRECTORS: Enzo Costantino, Glen Gasparini, John R. Male, Michael J. Meier, Timothy I. Panzica, Thomas H. Roulston II and Louis Stokes for terms expiring in 2004.

    [ ] FOR all nominees         [ ] WITHHOLD AUTHORITY to vote for all nominees
      (except as marked to the contrary)

          (INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                        INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                     (Continued, and to be signed on other side)

                          (Continued from other side)

     IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                                                    Dated                , 2003
                                                         ---------------

                                                    ----------------------------
                                                             Signature

                                                    ----------------------------
                                                     Signature if held jointly

                                                    NOTICE: When signing as a
                                                    fiduciary or on behalf of a
                                                    corporation, limited
                                                    liability company or other
                                                    similar entity, your title
                                                    of capacity should be shown.

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THE PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.

                                   Proxy Card